UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 12, 2017

Commission File Number: 333-203754

T-BAMM
(Exact name of small business issuer as specified in its charter)

Nevada

(State or other jurisdiction of incorporation or organization)

I.R.S. Employer Identification Number

(47-3176820)

16th Floor, Building #2, No.1250, Zhongshan North 1st Road, Hongkou District, Shanghai City, China

(Address of principal executive offices)(Zip Code)

+86 021 31839888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On July 10, 2017, the Board of Directors of T-BAMM, a Nevada corporation (the “Company”), approved the dismissal of Sadler Gibb (“SG”) as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2018, effective immediately.

SG’s audit reports regarding the Company’s financial statements as of and for the period covering the Company’s inception on February 19, 2015, through February 28, 2015; the fiscal year ended February 29, 2016; and the fiscal year ended February 28, 2017, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that its reports for each of the fiscal periods contained an emphasis of matter paragraph regarding the Company’s ability to continue as a going concern.

During each of (i) the period covering the Company’s inception on February 19, 2015, through February 28, 2015; (ii) the fiscal year ended February 29, 2016; (iii) the fiscal year ended February 28, 2017; and (iv) in the subsequent interim period through July 10, 2017, there were no disagreements between the Company and SG regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SG, would have caused SG to make reference to the subject matter of the disagreement in its reports regarding the financial statements for such periods, and no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided SG with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the date on which the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that SG furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of SG’s letter dated July12_, 2017, is attached as Exhibit 16.1 hereto.

On July 10, 2017, the Company’s Board of Directors approved the appointment and engagement of KCCW Accountancy Corp. (“KCCW”) as the Company’s independent registered public accounting firm, effective as of July 10, 2017. The Board of Directors, also, approved KCCW as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2018.

In deciding to approve the engagement of KCCW, the Board of Directors reviewed auditor independence and existing commercial relationships with KCCW, and concluded that KCCW has no commercial relationship with the Company that would impair its independence. During each of (i) the period covering the Company’s inception on February 19, 2015, through February 28, 2015; (ii) the fiscal year ended February 28, 2016; (iii) the fiscal year ended February 28, 2017; and (iv) in the subsequent interim period through July 10, 2017, neither the Company nor anyone on its behalf consulted KCCW regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered in connection the financial statements of the Company, and neither a written report nor oral advice was provided to the Company that KCCW concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description

16.1	Letter from Sadler Gibb to the SEC, dated July 12, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-BAMM, a Nevada corporation

Date: July 12, 2017	By:	/s/ Jack Chen
Jack Chen
Director

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